UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 13, 2015

LIQUIDITY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51813	52-2209244
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1920 L Street, N.W., 6th Floor, Washington, D.C.	20036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (202) 467-6868

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On February 13, 2015, the Defense Logistics Agency Disposition Services (“DLA”) notified Liquidity Services, Inc. (the “Company”) that the Company has been awarded a second follow-on contract (“Second Follow-On Contract”) to its Surplus Usable Property Sales Contract (Sales Contract Number 08-0001-0001), as amended (the “Surplus Contract”) between the Company and the DLA.  The Follow-On Contract further extends the terms of its current Surplus Contract for the disposition of usable surplus property from the U.S. Department of Defense.  Previously, the Surplus Contract had been extended under a first follow-on contract which was previously filed by the Company as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on January 21, 2014.

Under the Second Follow-On Contract, which commences February 14, 2015, the Company’s performance period has been extended by a base term of six months with three 30-day additional option periods exercisable by the DLA. Under the terms of the Second Follow-On Surplus Contract extension, Liquidity Services manages the receipt, storage, marketing, and disposition of all usable non-rolling stock surplus personal property generated by U.S. Department of Defense installations throughout the United States and its territories. All other terms, including pricing, remain consistent with the prior Surplus Contract.

The DLA has delayed implementation of the Non-Rolling Stock Multiple Assets Surplus Usable Property Liquidation Sale (Sales Contract Number 14-0091-0002) awarded by the DLA to the Company on July 25, 2014 (the “New Non-Rolling Stock Surplus Contract”) until expiration of the Second Follow-On Contract.  The New Non-Rolling Stock Surplus Contract was previously filed by the Company as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 25, 2014.

A copy of the associated press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

The following exhibit are filed as part of this report:

10.1                                      Notice of Award, Statement, and Release Document, dated February 13, 2015, relating to the Surplus Contract between the Company and the Defense Logistics Agency Disposition Services of the U.S. Department of Defense.

99.1                                      Press Release, dated February 17, 2015, with respect to the Second Follow-On Contract to the Surplus Contract.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.
(Registrant)

Date: February 17, 2015	By:	/s/ James E. Williams
	Name:	James E. Williams
	Title:	Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1

Notice of Award, Statement, and Release Document, dated February 13, 2015, relating to the Surplus Contract between the Company and the Defense Logistics Agency Disposition Services of the U.S. Department of Defense.

99.1	Press Release, dated February 17, 2015, with respect to the Second Follow-On Contract to the Surplus Contract.